Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Virginia Electric and Power Company (the Company), certify that:

1.	the Annual Report on Form 10-K for the year ended December 31, 2004 (the “Report”) of the Company to which this certification is an exhibit fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)).

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of December 31, 2004 and for the period then ended.

/s/ Jay L. Johnson
Jay L. Johnson
President and Chief Executive Officer
February 28, 2005

/s/ Paul D. Koonce
Paul D. Koonce
Chief Executive Officer—Energy
February 28, 2005

/s/ Mark F. McGettrick
Mark F. McGettrick
President and Chief Executive Officer—Generation
February 28, 2005

/s/ G. Scott Hetzer
G. Scott Hetzer
Senior Vice President and Treasurer
(Principal Financial Officer)
February 28, 2005